UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 10, 2015

Date of Report (Date of earliest event reported)

Tanaris Power Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada

333-179886

98-1032170

(State or Other

(Commission File Number)

(IRS Employer

Jurisdiction of Incorporation)

Identification No.)

1st Street, #3, Cerros del Atlantico, Puerto Plata, Dominican Republic

(Address of Principal Executive Offices)

037-0022-0092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1

REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

On July 10, 2015 (the “Closing Date”), Tanaris Power Holdings, Inc., a Nevada corporation (the “Company”) entered into and consummated a Mineral Claim Purchase and Sale Agreement (the “Agreement”) with Antoine Fournier.  Pursuant to the terms of the Agreement, Mr. Fournier sold 100% of the right, title and interest in certain lithium properties located in Quebec, Canada (the “Properties”) to the Company.

The purchase price for such sale is (i) a payment of $7,500 within 5 days of the Closing Date, (ii) a payment of $10,000 and issuance of 250,000 shares of common stock of the Company within 60 days of the Closing Date, (iii) issuance of 250,000 shares of common stock of the Company within 12 months from the Closing Date, (iv) issuance of 250,000 shares of common stock of the Company within 24 months from the Closing Date; and (v) issuance of 1,000,000 shares of common stock of the Company within 36 months of the Closing Date.  In addition, the Company will pay an annual 5% royalty on the net smelter returns (gross revenue less the cost of transportation and smelter/treatment charges) from the Properties, with an option to repurchase 1% of the net smelter return at any time by paying $500,000 to Mr. Fournier.

The foregoing description of the terms and conditions of the Agreement and the transactions contemplated thereunder that are material to the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

SECTION 2

FINANCIAL INFORMATION

Item 2.01

Completion of Acquisition or Disposition of Asset.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

SECTION 3

SECURITIES AND TRADING MARKETS

Item 3.02

Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The issuance of the shares of common stock under the Agreement was exempt from registration in reliance upon Regulation S of the Securities Act or 1933, as amended (the “Securities Act”) in offshore transactions (as defined in Rule 902 under Regulation S of the Securities Act),

SECTION 8 -

OTHER EVENTS

Item 8.01

Other Events.

On July 17, 2015, the Company issued a press release in connection with the transactions contemplated by the Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and the full text of the press release is incorporated herein by reference.

SECTION 9 -

FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(a)

Exhibits

Exhibit No.	Exhibit Description
10.1	Mineral Claim Purchase and Sale Agreement, dated July 10, 2015, between the Company and Antoine Fournier
99.1	Press Release, dated July 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 17, 2015

Tanaris Power Holdings, Inc.

By:  /s/ Luis Asdruval Gonzalez Rodriguez

Luis Asdruval Gonzalez Rodriguez, Chief Executive Officer

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